Exhibit 99.1
COMMUNITY BANKERS ACQUISITION CORP.
(A Corporation in the Development Stage)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders
Community Bankers Acquisition Corp.
          We have audited the accompanying balance sheets of Community Bankers Acquisition Corp. (a corporation in the development stage) as of June 8, 2006 and March 31, 2006, and the related statements of operations, stockholders’ equity and cash flows for the periods from April 1, 2006 to June 8, 2006, April 6, 2005 (inception) to March 31, 2006 and the cumulative period from April 6, 2005 (inception) to June 8, 2006. These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Community Bankers Acquisition Corp. as of June 8, 2006 and March 31, 2006, and the results of its operations and its cash flows for the periods from April 1, 2006 to June 8, 2006, April 6, 2005 (inception) to March 31, 2006 and the cumulative period from April 6, 2005 (inception) to June 8, 2006, in conformity with U.S. generally accepted accounting principles.
/s/ Yount, Hyde and Barbour, P.C.
Winchester, Virginia
June 8, 2006

COMMUNITY BANKERS ACQUISITION CORP.
(A Corporation in the Development Stage)
BALANCE SHEETS

	June 8, 2006	March 31, 2006
ASSETS
Current assets:
Cash	$723,438	$2,360
Cash held in trust fund	56,450,000	—

Total current assets	57,173,438	2,360
Deferred offering costs	—	434,597

Total Assets	$57,173,438	$436,957

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Note payable	$40,000	$20,000
Deferred payment to underwriter	2,100,000	—
Accrued expenses	105,000	370,082

Total Current Liabilities	$2,245,000	$390,082

Common stock, subject to conversion, 1,499,250 shares at conversion value	$10,854,570	$—

Commitments

STOCKHOLDERS’ EQUITY
Preferred stock, $0.01 par value
Authorized 5,000,000 shares; none issued	$—	$—
Common stock, $0.01 par value
Authorized 50,000,000 shares
Issued and outstanding, 9,375,000 shares (which includes 1,499,250 subject to conversion) and 1,875,000 shares	93,750	18,750
Additional paid-in capital	43,980,118	28,125
Deficit accumulated during the development stage	—	—

Total Stockholders’ Equity	$44,073,868	$46,875

Total Liabilities and Stockholders’ Equity	$57,173,438	$436,957

See accompanying notes to financial statements.

COMMUNITY BANKERS ACQUISITION CORP.
(A Corporation in the Development Stage)
STATEMENTS OF OPERATIONS

Cumulative
		Period from	Period from
	Period from	April 6, 2005	April 6, 2005
	April 1, 2006 to	(inception) to	(inception) to
	June 8, 2006	March 31, 2006	June 8, 2006
Formation and operating costs	$—	$—	$—

Net income	$—	$—	$—

Weighted average shares outstanding	1,983,696	1,807,292	1,893,029

Net income per share	$—	$—	$—

See accompanying notes to financial statements.

COMMUNITY BANKERS ACQUISITION CORP.
(A Corporation in the Development Stage)
STATEMENTS OF STOCKHOLDERS’ EQUITY

				Deficit
				Accumulated
			Additional	During the
			Paid-In	Development	Stockholders’
	Common Stock		Capital	Stage	Equity
	Shares	Amount
Common shares issued April 19, 2005 at $0.025 per share	1,875,000	$18,750	$28,125	$—	$46,875
Net income	—	—	—	—	—

Balance at March 31, 2006	1,875,000	$18,750	$28,125	$—	$46,875
Sale of 7,500,000 shares, net of underwriters’ discount and offering expenses (includes 1,499,250 shares subject to possible conversion)	7,500,000	75,000	54,806,563	—	54,881,563
Proceeds subject to possible conversion of 1,499,250 shares	—	—	(10,854,670)	—	(10,854,670)
Proceeds from issuance of option	—	—	100	—	100
Net income	—	—	—	—	—

Balance at June 8, 2006	9,375,000	$93,750	$43,980,118	$—	$44,073,868

See accompanying notes to financial statements.

COMMUNITY BANKERS ACQUISITION CORP.
(A Corporation in the Development Stage)
STATEMENTS OF CASH FLOWS

			Cumulative
		Period from	Period from
	Period from	April 6, 2005	April 6, 2005
	April 1, 2006 to	(inception) to	(inception) to
	June 8, 2006	March 31, 2006	June 8, 2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$—	$—	$—
Increase (decrease) in accrued expenses	(265,082)	370,082	105,000

Net Cash Provided by (Used in) Operating Activities	$(265,082)	$370,082	$105,000

CASH FLOWS FROM INVESTING ACTIVITIES
Cash held in trust fund	$(56,450,000)	$—	$(56,450,000)

Net Cash (Used in) Investing Activities	$(56,450,000)	$—	$(56,450,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sale of common stock	$—	$46,875	$46,875
Gross proceeds from initial public offering	60,000,000	—	60,000,000
Proceeds from note payable	20,000	20,000	40,000
Proceeds from issuance of option	100	—	100
Payment of costs of the proposed public offering	(2,583,940)	(434,597)	(3,018,537)

Net Cash Provided by (Used in) Financing Activities	$57,436,160	$(367,722)	$57,068,438

NET INCREASE IN CASH	$721,078	$2,360	$723,438

CASH AT BEGINNING OF PERIOD, INCEPTION	$2,360	$—	$—

CASH AT END OF PERIOD	$723,438	$2,360	$723,438

NON-CASH FINANCING ACTIVITY
Accrual of deferred payment to underwriter	$2,100,000	$—	$2,100,000

See accompanying notes to financial statements.

COMMUNITY BANKERS ACQUISITION CORP.
(A Corporation in the Development Stage)
NOTES TO FINANCIAL STATEMENTS
1.	ORGANIZATION, BUSINESS OPERATIONS
          Community Bankers Acquisition Corp. (the “Corporation”) was incorporated in Delaware on April 6, 2005 as a blank check company whose objective is to merge with or acquire an operating commercial bank or bank holding company. The Corporation’s fiscal year end is March 31.
          The registration statement for the Corporation’s initial public offering (“Offering”) was declared effective June 2, 2006. The Corporation consummated the Offering on June 8, 2006 and received net proceeds of $54,881,563 which is discussed in Note 3. The Corporation’s management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds are intended to be generally applied toward consummating a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business whose objective is to operate a commercial bank or bank holding company (“Business Combination”). There is no assurance that the Corporation will be able to successfully effect a Business Combination. Upon the closing of the Offering, $56,450,000 of the proceeds, including $2,100,000 attributable to the underwriters’ discount which the representatives of the underwriters have agreed to defer until the initial Business Combination, are being held in a trust account (“Trust Fund”) and invested in U.S. government securities or other high-quality, short term interest-bearing investments, until the earlier of (i) the consummation of its first Business Combination or (ii) distribution of the Trust Account as described below; provided, however, that up to $1,129,000 of interest income ($1,302,000 in the event of exercise of the over-allotment option), net of taxes payable on interest earned on the Trust Account, may be released to the Corporation periodically to cover its operating expenses. The remaining proceeds and any interest released to the Corporation to cover its operating expenses will be used to pay for business, legal and accounting due diligence on prospective mergers or acquisitions and continuing general and administrative expenses. The Corporation, after signing a definitive agreement for the Business Combination, will submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the outstanding stock excluding, for this purpose, those persons who were stockholders immediately prior to the Offering, vote against the Business Combination, the Business Combination will not be consummated. All of the Corporation’s stockholders prior to the Offering, including all of the officers and directors of the Corporation (“Initial Stockholders”), have agreed to vote all of their founding shares of common stock either for or against the Business Combination as determined by the majority of the votes cast by the holders of the common stock who purchase shares sold in this Offering (“Public Stockholders”) with respect to a Business Combination. After consummation of the Corporation’s first Business Combination, these voting safeguards no longer apply.
          With respect to the first Business Combination which is approved and consummated, any Public Stockholder, other than the Corporation’s Initial Stockholders, who voted against the Business Combination may demand that the Corporation redeem his or her shares. The per share redemption price will equal the amount in the Trust Fund as of the record date for determination of stockholders entitled to vote on the Business Combination divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek redemption of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Fund computed without regard to the shares held by Initial Stockholders.
          The Corporation’s Certificate of Incorporation provides that in the event that the Corporation does not consummate a Business Combination by the latter of (i) 18 months after the consummation of the Offering or (ii) 24 months after the consummation of the Offering in the event that either a letter of intent, an agreement in principle or a definitive agreement to complete the Business Combination was executed but was not consummated within such 18-month period (such later date being referred to as the

COMMUNITY BANKERS ACQUISITION CORP.
(A Corporation in the Development Stage)
“Termination Date”), the board of directors will adopt a resolution, within 15 days thereafter, finding the Corporation’s dissolution advisable and provide notice as promptly thereafter as practicable to stockholders in connection with our dissolution in accordance with Section 275 of the Delaware General Corporation Law. In the event that the Corporation is so dissolved, the Corporation shall promptly adopt and implement a plan of distribution which provides that only the holders of shares sold in the Offering shall be entitled to receive liquidating distributions and the Corporation shall pay no liquidating distributions with respect to any other shares of capital stock of the Corporation. In the event of liquidation, it is likely that the per share value of residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Redeemable Warrants contained in the Units to be offered in the Offering as described in Note 3).
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
          The financial statements include the accounts of the Corporation. The Corporation has not commenced operations effective June 8, 2006. All activity through June 8, 2006, is related to the Corporation’s formation and preparation of the Proposed Offering.
Use of Estimates
          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingencies at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual amounts could differ from those estimates.
Cash Equivalents
          The Corporation considers all highly liquid investments with original maturities of three months or less to be cash equivalents.
Concentration of Credit Risk
          Financial instruments that potentially subject the Corporation to credit risk consist of cash and cash equivalents. The Corporation’s policy is to limit the amount of credit exposure to any one financial institution and place investments with financial institutions evaluated as being creditworthy, or in short-term money market funds which are exposed to minimal interest rate and credit risk.
Income Taxes
          The Corporation recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Corporation’s financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and the tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.
Earnings per Common Share
          Basic earnings per share (“EPS”) is computed by dividing net income applicable to common stock by the weighted average common shares outstanding during the period. Diluted EPS reflects the additional dilution for all potentially dilutive securities such as stock warrants.

COMMUNITY BANKERS ACQUISITION CORP.
(A Corporation in the Development Stage)
Recently Issued Accounting Standards
          On December 16, 2004, the Financial Accounting Standards Board issued (“FASB”) Statement No. 123R (revised 2004), “Share-Based Payment,” (FAS 123R) that addresses the accounting for share-based payment transactions in which a company receives employee services in exchange for either equity instruments of the company or liabilities that are based on the fair value of the company’s equity instruments or that may be settled by the issuance of such equity instruments. FAS 123R eliminates the ability to account for share-based compensation transactions using the intrinsic method and requires that such transactions be accounted for using a fair-value-based method and recognized as expense in the consolidated statement of operations. The effective date of FAS 123R (as amended by the SEC) is for annual periods beginning after June 15, 2005. The provisions of FAS 123R do not have an impact on the Corporation’s results of operations at the present time.
          In March 2005, the SEC issued Staff Accounting Bulleting No. 107 (SAB 107). SAB 107 expresses the views of the SEC staff regarding the interaction of FAS 123R and certain SEC rules and regulations and provides the SEC staff’s view regarding the valuation of share-based payment arrangements for public companies. SAB 107 does not impact the Corporation’s results of operations at the present time.
          In May 2005, the FASB issued FAS 154, “Accounting Changes and Error Corrections—a replacement of APB Opinion No. 20 and FASB Statement No. 3.” The statement applies to all voluntary changes in accounting principles and changes required by an accounting pronouncement that does not include specific transition provisions. This statement requires retrospective application to prior period financial statements of changes in accounting principles. The statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.
3.	INITIAL PUBLIC OFFERING
          On June 8, 2006, the Corporation sold 7,500,000 units (“Units”) in the Offering. Each Unit consists of one share of the Corporation’s common stock, $0.01 par value, and one Redeemable Common Stock Purchase Warrant (“Warrant”). Each Warrant will entitle the holder to purchase from the Corporation one share of common stock at an exercise price of $5.00 commencing on the later of the completion of a Business Combination or one year from the effective date of the Offering and expiring five years from the date of the Offering. The Warrants will be redeemable by the Corporation at a price of $0.01 per Warrant upon 30 days’ notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the date on which notice of the redemption is given. The Corporation has granted its underwriters an option to purchase up to 1,125,000 additional Units to cover over-allotments, if any, at the same price and under the same terms.
          In addition, the Company sold to I-Bankers Securities, Inc., Maxim Group LLC and Legend Merchant Group, Inc. or their designees, for $100, an option to purchase up to 525,000 units (7% of the units offered) in the aggregate. The units issuable upon exercise of this option are identical to those offered in this Offering, except that each of the warrants underlying this option entitles the holder to purchase one share of common stock at a price of $7.50. This option is exercisable at $10.00 per unit commencing on the later of the consummation of a Business Combination or one year from the date of the Offering. This option expires five years from the date of this Offering. In lieu of the payment of the exercise price, this option may be converted into units on a net-share settlement or cashless exercise basis to the extent that the market value of the units at the time of conversion exceeds the exercise price of this option. This option may only be exercised or converted by the option holder and cannot be redeemed by the Corporation for cash.

COMMUNITY BANKERS ACQUISITION CORP.
(A Corporation in the Development Stage)
          The sale of the option to the representatives of the underwriters is accounted for as an equity transaction in accordance with Emerging Issues Task Force No. 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in a Company’s Own Stock, and therefore measured at its fair value on the date of the sale in accordance with Statements of Financial Accounting Standards No. 123 (revised 2004), Share-based Payment, which would result in an increase in the Corporation’s cash position and stockholders’ equity by the $100 proceeds from the sale. The Corporation will account for the fair value of the option as an expense of the Offering. The Corporation has determined based upon a trinomial model that the estimated fair value of the option on the date of sale was approximately $2.4145 per unit or an aggregate of $1,267,613 assuming an expected life of five years, volatility of 32.371% and a risk-free interest rate of 4.929%. Although an expected life of five years was used, if the Corporation does not consummate a Business Combination within the prescribed time period and liquidate, this option would become worthless.
          Because the Corporation does not have a trading history, the Corporation estimated the potential volatility of its common stock price using the average volatility of ten publicly-traded banking institutions with market capitalizations ranging from $64 million to $288 million with an average of $149 million. The Corporation believes that the average volatility of these representative institutions is a reasonable benchmark to use in estimating the expected volatility of its common stock after consummation of a Business Combination, because these sample institutions are operating banks or bank holding companies that are similar in size to target business acquisitions. The volatility calculation of 32.371% was derived using the volatility of representative banks. This calculation used the daily closing prices for the five year period ended April 30, 2006. Using a higher volatility would have the effect of increasing the implied value of this option.
          Pursuant to Rule 2710(g)(1) of the NASD Conduct Rule, the option to purchase 525,000 units is deemed to be underwriting compensation and therefore upon exercise the underlying shares and warrants are subject to a 180-day lock-up. Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) following the date of the Offering.
          Although this option and its underlying securities have been registered by the Corporation, the Corporation has granted to the holders of this option demand and “piggy back” registration rights until the later of five years from the date of the Offering or one year after the warrants are exercised with respect to the securities directly and indirectly issuable upon exercise of this option. The Corporation will bear all fees and expenses attendant to registering the securities, other than underwriting commissions which will be paid for by the holders themselves. The exercise price and number of units issuable upon exercise of this option may be adjusted in certain circumstances including in the event of a stock dividend, or the Corporation’s recapitalization, reorganization, merger or consolidation. However, no adjustments to this option will be made for issuances of common stock at a price below the exercise price of this option.
4.	DEFERRED OFFERING COSTS
          Deferred offering costs consist principally of legal and other offering expenses incurred through March 31, 2006 that were related to the Offering and were charged to capital upon receipt of the capital raised.

COMMUNITY BANKERS ACQUISITION CORP.
(A Corporation in the Development Stage)
5.	NOTE PAYABLE
          Community Bankers Acquisition, LLC, an affiliate of the Corporation’s president and one of its stockholders, has entered into a revolving credit agreement with the Corporation in the amount of $100,000. Advances under the credit facility were used to pay a portion of the expenses of the Offering and professional fees. The loan will be payable without interest upon consummation of the Offering. The loan will be repaid out of the net proceeds of the Offering. The outstanding balance was $40,000 and $20,000 at June 8, 2006 and March 31, 2006, respectively.
6.	COMMITMENTS
          The Corporation presently occupies office space provided by an affiliate of the Corporation’s president and an Initial Stockholder. Such affiliate has agreed that, until the acquisition of a target business by the Corporation, it will make such office space, as well as certain office and secretarial services, available to the Corporation, as may be required by the Corporation from time to time. The Corporation has agreed to pay such affiliate $7,500 per month for such services commencing on the effective date of the Offering.
          The Corporation may engage I-Bankers Securities Inc., Maxim Group LLC and Legend Merchant Group, Inc. to act as the representatives of the underwriters, on a non-exclusive basis, and to act as its agents for the solicitation of the exercise of the Warrants. In such event, to the extent not inconsistent with the guidelines of the NASD and the rules and regulations of the Securities and Exchange Commission, the Corporation will pay the representative for bona fide services rendered, a commission equal to 5% of the exercise price for each Warrant exercised more than one year after the date of this prospectus if the exercise was solicited by the representatives. In addition to soliciting, either orally or in writing, the exercise of the Warrants, the representative’s services may also include disseminating information, either orally or in writing, to Warrant holders about the Corporation or the market for its securities, and assisting in the processing of the exercise of the Warrants. No compensation will be paid to the representative upon the exercise of the Warrants if:
•	the market price of the underlying shares of common stock is lower than the exercise price;

•	the holder of the Warrants has not confirmed in writing that the representatives solicited the exercise;

•	the Warrants are held in a discretionary account;

•	the Warrants are exercised in an unsolicited transaction; or

•	the arrangement to pay the commission is not disclosed in the prospectus provided to Warrant holders at the time of exercise.
7.	CAPITAL STOCK
          Common Stock

COMMUNITY BANKERS ACQUISITION CORP.
(A Corporation in the Development Stage)
          The Corporation is authorized to issue 50,000,000 shares of common stock. Stockholders are entitled to one vote for each share held of record on all matters to be voted on by stockholders. Stockholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the common stock, except that Public Stockholders have the right to have their shares of common stock converted to cash equal to their pro rata share of the trust fund if they both elect such conversion within the prescribed time period and they subsequently vote against the Business Combination and the Business Combination is ultimately approved and completed. Assuming the Business Combination is not timely completed and the Corporation’s dissolution is approved by our stockholders in accordance with Delaware law, Public Stockholders will be entitled to receive their proportionate share of the Trust Fund (including any interest not released to us, net of taxes, and the deferred underwriting discount). In addition, Public Stockholders will be entitled to receive a pro rata portion of our remaining assets not held in trust, less amounts we pay, or reserve to pay, for all of our liabilities and obligations. Initial Stockholders have agreed to waive their rights to share in any liquidating distribution with respect to common stock owned by them prior to consummation of the Offering in the event the Corporation is not able to timely complete a Business Combination.
          Preferred Stock
          The Corporation is authorized to issue 5,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.